Exhibit 99.1

Miller Energy Resources’ Chairman Deloy Miller Appointed to the
Federal Reserve Bank of Atlanta’s Energy Advisory Council

HUNTSVILLE, TN – February 25, 2011. Miller Petroleum, Inc. dba Miller Energy Resources (“Miller”) (NASDAQ: MILL) a high growth oil and natural gas exploration, production and drilling company announced today that its founder and Chairman Deloy Miller has been appointed to the Federal Reserve Bank of Atlanta’s Energy Advisory Council. Council members are appointed by the Atlanta Fed to serve a two-year term.

The Energy Advisory Council is composed of oil and gas executives from across the Atlanta Fed’s district, which includes Georgia, Florida, Alabama, eastern Tennessee, and the southern halves of Louisiana and Mississippi. The Council provides perspectives to inform the Bank’s assessment of the oil and gas industry and provides a deeper insight into key economic information related to the sector. The Atlanta Fed uses this information as part of its grassroots Regional Economic Information Network (REIN), which helps inform the Bank’s input into monetary policy deliberations at the national level.

“It is a great honor to receive this appointment and to have the opportunity to serve in this capacity,” said Deloy Miller, Miller Chairman. “I look forward to working with the other members on the Council to provide the Federal Reserve with insight into energy matters affecting our region.”

About Miller

Miller Energy Resources is a high growth oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller’s focus is in Cook Inlet, Alaska and in the heart of Tennessee's prolific and hydrocarbon-rich Appalachian Basin including the Chattanooga Shale. Miller is headquartered in Huntsville, Tennessee with offices in Anchorage, Alaska and Knoxville, Tennessee. The company’s common stock is listed on the NASDAQ Stock Market under the symbol MILL.

Statements Regarding Forward-Looking Information

Certain statements in this press release and elsewhere by Miller Energy Resources are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and geologic data, competition, reduced availability of drilling and other well services, fluctuations in oil and gas prices and prices for drilling and other well services, fluctuations in the US dollar and other currencies, the availability of sufficient capital to fund its anticipated growth, fluctuations in the prices of oil and gas, the competitive nature of its business environment, its dependence on a limited number of customers, its ability to comply with environmental regulations, changes in government regulations which could adversely impact its businesses well as other risks commonly associated with the exploration and development of oil and gas properties. Additional information on these and other factors, which could affect Miller’s operations or financial results, are included in Miller Energy Resources’ reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K for the fiscal year ended April 30, 2010. Miller Energy Resources’ actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

For more information, please contact the following:

Robert L. Gaylor

SVP Investor Relations

Miller Energy Resources

3651 Baker Highway

P.O. Box 130

Huntsville, Tennessee 37756

Phone: (865) 223-6575

Fax: (865) 691-8209

bobby@millerenergyresources.com

Web Site: http://www.millerenergyresources.com